As filed with the Securities and Exchange Commission on February 6, 2006.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-21424

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

|X|   Filed by the Registrant

|_|   Filed by a Party other than the Registrant

Check the appropriate box:

|_|   Preliminary Proxy Statement

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MEEDER PREMIER PORTFOLIOS
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

|_|   $125 per Exchange Act Rules 0-11(c) (1) (ii), 14a-6 (i) (1), or 14a-6 (i)
      (2) or Item 22(a) (2) or schedule 14A (sent by wire transmission).

|_|   Fee paid previously with preliminary materials.

|X|   No fee required.

                            [President's Letterhead]

                              Important Information

                                                                February 6, 2006

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in one or more of Meeder Premier Portfolios' mutual funds. The accompanying proxy statement includes information regarding the election of your fund's Board of Trustees.

Changes to the structure of the Board of Trustees

For the reasons detailed in the proxy statement, the Board is recommending that Meeder Premier Portfolios and another mutual fund complex, The Flex-funds, share a common Board of Trustees. The Flex-funds is advised and managed by Meeder Asset Management, Inc., the same investment adviser for Meeder Premier Portfolios. Following discussions between the boards of both fund complexes, it was determined that a common membership arrangement was desirable and should be recommended to the shareholders of the two fund groups.

To accomplish this, your Board is asking you to add three independent Flex-funds' trustees to the Meeder Premier Portfolios' Board and re-elect the current Trustees on the Meeder Premier Portfolios' Board. The proxy statement includes a brief description of each nominee's background and provides information about all of the Trustees who would serve on the common boards.

It is important to note that all three nominees who do not currently serve on Meeder Premier Portfolios' Board, and all but one of the current Trustees, are independent Trustees. This means that those independent Trustees have no direct or indirect interest in Meeder Asset Management, Inc., your fund's investment adviser.

There is no impact on your fund's objectives, policies or management fees.

The proposal set forth in the enclosed proxy statement is considered a routine item. A routine item is one that makes no changes to a fund's investment objectives, policies or restrictions, or to its investment management contracts or fees.

Your vote is important!

Your Trustees believe the proposed changes will benefit you and your fellow shareholders and unanimously recommend that you vote in favor of this proposal. Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage-paid return envelope has been provided. A prompt response will help avoid the cost of additional mailings at your fund's expense.

If you have any questions or need additional information, please contact your financial professional or call the Shareholder Services Team toll free at 800-325-3539, Monday through Friday, between 8:30 a.m. and 5:00 p.m. Eastern Standard Time.

Thank you for your prompt action on this very important matter.

                                        Sincerely yours,

                                        Robert S. Meeder, Jr.
                                        President and Trustee

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD MARCH 7, 2006

                           MEEDER PREMIER PORTFOLIOS:
                         The Defensive Equity Portfolio
                              The Growth Portfolio
                         The Aggressive Growth Portfolio
                           The Fixed Income Portfolio

Notice is hereby given that a Special Meeting of Shareholders ("Meeting") of the Meeder Premier Portfolios, a Massachusetts business trust (the "Trust"), will be held at the Trust's offices located at 6125 Memorial Drive, Dublin, Ohio, on Tuesday, March 7, 2006 at 10:00 a.m., Eastern Time. The purpose of the Meeting is to consider and act upon a proposal to elect six trustees of the Trust to hold office until their respective successors have been duly elected and qualified and to transact such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders of record of the Trust as of the close of business on January 6, 2006 are entitled to notice of and invited to attend the Meeting in person to vote at the Meeting and at any related follow-up meeting.

Your trustees recommend that you vote in favor of all six of the nominees for trustee.

Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now. Please date, sign, and return the proxy card in the postage-paid return envelope provided. In order to avoid unnecessary expense, we ask for your cooperation in responding promptly, no matter how large or small your holdings may be.

Here are some general instructions for executing proxy cards. For individual accounts, your name should be signed exactly as it appears in the registration on the proxy card. For joint accounts, either party may sign, but the name of the party signing should conform exactly to a name shown in the registration. Thank you for your time and prompt vote.

                                        By order of the Board of Trustees,

                                        Wesley F. Hoag
                                        Secretary

February 6, 2006

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                           MEEDER PREMIER PORTFOLIOS:

                         The Defensive Equity Portfolio
                              The Growth Portfolio
                         The Aggressive Growth Portfolio
                           The Fixed Income Portfolio

                           TO BE HELD ON MARCH 7, 2006

                                  INTRODUCTION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of the Meeder Premier Portfolios (the "Trust" or the "Premier Portfolios") to be used at the Special Meeting of Shareholders of Meeder Premier Portfolios. Trustees of the Trust ("Trustees") are elected on a Trust-wide basis. Therefore, all shareholders of each fund vote together as a single class on the election of Trustees.

The Special Meeting of Shareholders is to be held at 6125 Memorial Drive, Dublin, Ohio, on Tuesday, March 7, 2006 at 10:00 a.m., Eastern Standard Time. The purpose of the Meeting is to consider a proposal (the "Proposal") to elect six Trustees of the Trust to hold office until their respective successors have been duly elected and qualified. Shareholders of record on January 6, 2006 are entitled to attend and vote on the Proposal at the meeting or any adjourned meeting.

This proxy statement and the accompanying proxy card are being mailed to each fund's record date shareholders on or about February 6, 2006.

Each share owned as of the record date is entitled to one vote. All shareholders of each fund vote together as a single class on the election of Trustees. Shares represented by properly executed proxies will be voted according to shareholder instructions. If you sign a proxy, but abstain from voting, your shares will be voted in favor of each of the Nominees. If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Trust, by the execution of a later-dated proxy, or by attending the Meeting and voting in person. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies. If not present at the Meeting, the Trust must receive your proxy vote by the conclusion of the Special Meeting of Shareholders being held on March 7, 2006 at 10:00 a.m. Eastern Standard Time, to be counted.

The Trust will furnish without charge a copy of its most recent semiannual and annual reports to any shareholder upon request. Written requests should be directed to Meeder Premier Portfolios, 6125 Memorial Drive, P.O. Box 7177, Dublin, OH 43017; email: info@meederpremier.com; or Fax: 614-766-6669. Shareholders may also obtain these reports by calling the Trust at 614-766-7000 or (toll free) at 1-866-633-3371 or visiting the Trust's website at www.meederpremier.com.

The Trust currently is divided into four separate series (each, a "fund"). The investment adviser to each fund is Meeder Asset Management, Inc. ("Meeder" or the "Adviser"). The principal business address of the Adviser is 6125 Memorial Drive, P.O. Box 7177, Dublin, OH 43017.

                     BACKGROUND AND PURPOSE OF THE MEETING

Meeder Premier Portfolios was organized in 2003 and the family of funds has been advised and managed by Meeder since inception. Meeder is also the adviser and manager to a separate family of funds, The Flex-funds, which were organized in 1982. The Premier Portfolios and The Flex-funds have at all times had separate boards of trustees. Currently, only Robert S. Meeder, Jr., the President of Premier Portfolios, The Flex-funds, and Meeder, serves on both boards of trustees.

Under the Investment Company Act of 1940, as amended (the "1940 Act"), at least a majority of the Trustees must have been elected by the shareholders and new Trustees cannot be appointed by the existing Trustees to fill vacancies created by retirements, resignations or an expansion of the Board unless, after those appointments, at least two-thirds of the Trustees have been elected by shareholders. The Premier Portfolios' Board (the "Board") is currently comprised of three Trustees, two of whom are not "interested persons" of the Premier Portfolios (as that term is defined in the 1940 Act) ("Independent Trustees"), and all three of whom have been elected by the shareholders. The current Independent Trustees will select and nominate the three new Independent Trustees. Adding the three proposed new Trustees to the Board requires a vote of the shareholders. The Board is also recommending that the three current Trustees of the Board be re-elected as Trustees of the Board by the shareholders.

Recently the Board, in recognition of the increased number and complexity of regulatory requirements and the resulting enlargement of the duties and responsibilities imposed on mutual fund trustees, concluded that it would be prudent to enlarge the Board. In their discussions, the Board took note of the fact that a three-member board is the minimum number practicable for governance purposes and that most mutual funds have larger boards, with many having substantially more members. The Flex-funds' Board, for example, has in recent years had between five and eight members.

While the two fund groups will remain legally separate, with their own boards of trustees, having the same persons serve on both boards will permit joint trustee meetings. In the Trustees' opinion, joint trustee meetings will enhance the overall efficiency of board meetings. In addition, the Board will have added three experienced Flex-funds' Trustees and the Board will avoid the time, effort, and expense of recruiting entirely new trustees.

It is therefore the proposal of the Board that: (1) three current independent Flex-funds' Trustees be elected as Premier Portfolios' Trustees by the shareholders and (2) three current Premier Portfolios Trustees be re-elected to the Board by the shareholders. In a separate but related action, The Flex-funds' Board of Trustees has recommended that their shareholders elect both Premier Portfolios' Independent Trustees to The Flex-funds' Board of Trustees. A separate proxy statement is being sent to the shareholders of The Flex-funds seeking their approval.

While certain additional factors are not susceptible to precise analysis or quantification, the Board also considered the following as likely benefits to the Premier Portfolios of the proposed common boards arrangement:

      The knowledge and background of the new Trustees will strengthen the Board through the addition of experienced and capable members, which will benefit the Premier Portfolios and their shareholders through enhanced governance and oversight of the fund family.

      Representations from the Meeder organization that the common boards arrangement would benefit the Premier Portfolios because it would improve oversight and administrative efficiencies by reducing duplication of effort, expense and management responsibilities relating to the holding of separate meetings for each board.

      The increase in the number of funds to be overseen under the common boards arrangement is expected to improve Board oversight by giving the Trustees the opportunity to become familiar with more aspects of the Meeder funds complex-wide operations and provide each Trustee experience in handling a larger variety of mutual fund issues.

                                    PROPOSAL

                              ELECTION OF TRUSTEES

At the Meeting, six persons (the "Nominees") are to be elected as Trustees. Five of six Nominees will qualify as Independent Trustees. The persons named as attorneys-in-fact in the enclosed proxy have advised that, unless a proxy ballot instructs them to withhold authority to vote for all listed Nominees or any individual Nominee, all validly executed proxies will be voted for the election of all the Nominees. Nominees must receive a plurality of the votes cast in order to be elected.

The Trust is not required, and does not intend, to hold annual shareholder meetings for the purpose of electing Trustees. As a result, if elected, the Trustees will hold office until their successors are duly elected and qualified. If a Nominee should be unable to accept election, serve his term or resign, the Board may, subject to the 1940 Act, in its discretion, select another person to fill the vacant position. Each of the Nominees has consented to be named as such in this proxy statement and to serve as Trustee if elected.

Although the Trust does not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters. Shareholders also have the right to call a meeting to remove a Trustee or to take other action as described in the Trust's organizing documents. Also, if at any time less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees.

During the last full fiscal year ended on June 30, 2005, the Board of Trustees met seven times, the Audit Committee met five times, and the Nominating Committee did not meet. During the last full fiscal year ended on June 30, 2005, all of the Trustees attended 75% or more of the aggregate number of Trustee meetings, including regular, special, and Audit Committee meetings.

The Nominees and the Trust's executive officers, their positions with the Funds and length of service in such positions as well as their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and Officer in the table below is 6125 Memorial Drive, Dublin, Ohio 43017. Trustees serve for an indefinite term, until their resignation, retirement, death or removal. Each Premier Portfolios' Trustee oversees all four of the funds in the Premier Portfolios complex.

--------------------------------------------------------------------------------
Name (Age) and, if   Principal Occupation(s) During Past           Other
applicable,          Five Years                                Directorships
position with the                                                   Held
Trust and years of
service as a
Trustee
--------------------------------------------------------------------------------
NOMINEES TO BECOME NEW INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------
James W. Didion      Retired; formerly Executive Vice        Independent
(75), Nominee        President of Core Source, Inc., an      Trustee of The
                     employee benefit and workers'           Flex-funds (9
                     compensation administration and         funds in the
                     consulting firm (1991 - 1997)           complex)
--------------------------------------------------------------------------------
Jack W. Nicklaus     Designer, Nicklaus Design, a golf       Independent
II (44), Nominee     course design firm and division of      Trustee of The
                     The Nicklaus Companies                  Flex-funds (9
                                                             funds in the
                                                             complex)
--------------------------------------------------------------------------------
Walter L. Ogle       Retired; self-employed from March       Independent
(68), Nominee        2000 to January 2002; from November     Trustee of The
                     1991 to March 2000, Executive Vice      Flex-funds (9
                     President of Aon Consulting, an         funds in the
                     employee benefits consulting group      complex)
--------------------------------------------------------------------------------
NOMINEES CURRENTLY SERVING AS INDEPENDENT TRUSTEES TO CONTINUE IN OFFICE
--------------------------------------------------------------------------------
Stuart M. Allen      President of Gardiner Allen Insurance   None at present;
(44), Independent    Agency, Inc., Columbus, Ohio            nominated to
Trustee since 2003                                           serve as
                                                             Independent
                                                             Trustee of The
                                                             Flex-funds (9
                                                             funds in the
                                                             complex)
--------------------------------------------------------------------------------
Anthony D'Angelo     Director of Sales of WSYX ABC 6/WTTE    None at present;
(46), Independent    FOX-28, television stations owned and   nominated to
Trustee since        operated by Sinclair Broadcast Group    serve as
2003                                                         Independent
                                                             Trustee of The
                                                             Flex-funds (9
                                                             funds in the
                                                             complex)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOMINEE CURRENTLY SERVING AS AN "INTERESTED" TRUSTEE TO CONTINUE IN OFFICE
--------------------------------------------------------------------------------
Robert S. Meeder,    President of Meeder Asset Management,   Trustee, The
Jr. (44), Trustee    Inc., the Premier Portfolios' and The   Flex-funds (9
since 2003           Flex-funds' investment adviser          funds in the
                                                             complex)
--------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------
Name (Age) and        Position(s) held with    Principal Occupation(s) During
years of service as   the Trust                Past Five Years
an Officer of the
Trust
--------------------------------------------------------------------------------
Wesley F. Hoag        Vice President,          Vice President, Secretary,Chief
(48), Officer since   Secretary and Chief      Compliance Officer and General
2003                  Compliance Officer       Counsel of Meeder Asset
                                               Management, Inc., the Trust's
                                               investment adviser, and Mutual
                                               Funds Service Co., the transfer
                                               agent to each of the Trust's
                                               funds (since July 1993)
--------------------------------------------------------------------------------
Bruce E. McKibben     Treasurer                Treasurer and Manager/Fund
(36), Officer since                            Accounting and Financial
2003                                           Reporting, Mutual Funds Service
                                               Co., the transfer agent to each
                                               of the Trust's funds (since
                                               April 1997)
--------------------------------------------------------------------------------
Dale W. Smith (46),   Vice President           Vice President, Chief Financial
Officer since 2006                             Officer, Chief Operating
                                               Officer, and Chief Investment
                                               Officer, Meeder Asset
                                               Management, Inc., the Trust's
                                               investment adviser, Vice
                                               President, Mutual Funds Service
                                               Co., the transfer agent to each
                                               of the Trust's funds (since
                                               March 2005); Senior Vice
                                               President, Financial Services,
                                               BISYS Fund Services, Inc., a
                                               service provider to mutual
                                               funds (1999 to December 2004)
--------------------------------------------------------------------------------

Factors The Board Considered In Selecting The Nominees

The Board has a Nominating Committee which is responsible for the nomination of Trustees. The Nominating Committee is comprised of Messrs. Allen and D'Angelo, the Trust's Independent Trustees. After due consideration, the Independent Trustees voted separately to select and nominate, then the full Board unanimously recommended to shareholders the election of each of the three Nominees to become new independent Trustees. In making this recommendation, the Trustees took into consideration a number of factors, including the knowledge, background, and experience of each of the Nominees to become new independent Trustees, as well as the likely benefits described above under "Background and Purpose of the Meeting."

The Trustees are entitled to establish their own level of compensation and expenses and, therefore, such compensation and expenses could increase in the future.

The dollar ranges of securities beneficially owned by the Trustees and/or Nominees in the Premier Portfolios as of January 6, 2006 are as shown in the following table, in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

---------------------------------------------------------------------------------------------------------
Name of Trustee or      Dollar Range of Fund Shares Owned (1)                      Aggregate Dollar
Nominee                                                                            Range of Equity
                                                                                   Securities in All
                                                                                   Funds Overseen or to
                                                                                   be Overseen by
                                                                                   Trustee or Nominee
                                                                                   in Premier
                                                                                   Portfolios Family of
                                                                                   Funds
---------------------------------------------------------------------------------------------------------
"NON-INTERESTED" NOMINEES
---------------------------------------------------------------------------------------------------------
Stuart M. Allen         Growth Portfolio:                 $10,001-$50,000          $10,001-$50,000
                        Aggressive Growth Portfolio:      $10,001-$50,000
---------------------------------------------------------------------------------------------------------
Anthony D'Angelo        Defensive Equity Portfolio:       $1-$10,000               $10,001-$50,000
                        Growth Portfolio:                 $1-$10,000
                        Aggressive Growth Portfolio:      $1-$10,000
                        Fixed Income Portfolio:           $1-$10,000
---------------------------------------------------------------------------------------------------------
James W. Didion         None                                                       None
---------------------------------------------------------------------------------------------------------
Jack W. Nicklaus II     None                                                       None
---------------------------------------------------------------------------------------------------------
Walter L. Ogle          None                                                       None
---------------------------------------------------------------------------------------------------------
"INTERESTED" NOMINEE
---------------------------------------------------------------------------------------------------------
Robert S. Meeder, Jr.   None                                                       None
---------------------------------------------------------------------------------------------------------

(1) Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000 and over $100,000.

NON-INTERESTED TRUSTEE COMPENSATION

The following table shows the compensation paid by each fund in the Premier Portfolios family of funds and by the complex as a whole to the non-interested Trustees during the fiscal year ended June 30, 2005. No amounts of pension or retirement benefits are accrued as part of fund expenses and no non-interested Trustee is entitled to receive from the funds any benefits upon retirement. No compensation is paid to an "interested" Trustee.

--------------------------------------------------------------------------------
                     Stuart M. Allen   Anthony D'Angelo   Charles Donabedian(2)
--------------------------------------------------------------------------------
Defensive Equity     $ 4,613           $ 4,613            $ 2,614
--------------------------------------------------------------------------------
Growth               $ 3,278           $ 3,278            $ 1,894
--------------------------------------------------------------------------------
Aggressive Growth    $ 2,264           $ 2,264            $ 1,525
--------------------------------------------------------------------------------
Fixed Income         $ 1,336           $ 1,336            $   705
--------------------------------------------------------------------------------
Total (1)            $ 11,891          $11,891            $ 6,738
--------------------------------------------------------------------------------

(1) Compensation figures include cash and amounts deferred at the election of each non-interested Trustee. For the fiscal year ended June 30, 2005, each non-interested Trustee accrued deferred compensation in the Deferred Compensation Plan for Independent Trustees from the funds as follows: Stuart M. Allen $11,891, Anthony D'Angelo $11,891, and Charles Donabedian $6,738.

(2) No longer a Trustee.

It is expected that the new Independent Trustees, if elected, will be compensated at the same level as the current Independent Trustees until changed by the Independent Trustees.

The Board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Trust's financial reports and internal accounting. Each of the Audit and Nominating Committees is comprised of Messrs. Allen and D'Angelo, the two Independent Trustees of the Trust. The Trust's Nominating Committee is responsible for the nomination of trustees to the Board. When vacancies arise or elections are held, the Committee considers qualified nominations including those recommended by shareholders who provide a written request (including qualifications) to the Nominating Committee in care of the Trust at 6125 Memorial Drive, Dublin, Ohio 43017. During the Trust's fiscal year ended June 30, 2005, the Audit Committee met five times and the Nominating Committee did not meet.

Using the enclosed form of proxy, a shareholder may authorize the proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If no contrary instructions are given, the proxies will vote FOR the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If for any reason, any Nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Board may designate. The Board has no reason to believe that it will be necessary to designate a substitute Nominee.

VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund regardless of class is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. In order for a quorum to exist, a majority of the shares outstanding and entitled to vote must be present, in person or by proxy. Approval of each Nominee requires the affirmative vote of a plurality of the shares of the Trust outstanding and entitled to vote.

The Proposal is considered a "routine matter" on which brokers holding shares in street name may vote without instruction.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of the Trust and by personnel of the Adviser.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

o By filing a written notice of revocation with the Trust at its address shown above,

o By returning a duly executed proxy with a later date before the time of the Meeting, or

o If a shareholder has executed a proxy but is present at the Meeting, wishes to vote in person, and notifies the Secretary of the Trust (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES

On the record date, January 6, 2006, the following number of shares of beneficial interest of each fund were outstanding:

The Defensive Equity Portfolio:                 4,369,096.5440 Shares
The Growth Portfolio:                           2,938,991.3500 Shares
The Aggressive Growth Portfolio:                2,252,447.1810 Shares
The Fixed Income Portfolio:                       678,277.8370 Shares

Other Business

The Board knows of no business to be presented for consideration at the Meeting other than the Proposal described in this proxy statement. If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes "for" the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 60 days from the original Meeting (in which case the Board will set a new record date), the Trust will give notice of the adjourned meeting to its shareholders.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting of shareholders must submit the proposal in writing so that it is received by the Trust at 6125 Memorial Drive, Dublin, Ohio 43017 within a reasonable time before any meeting.

AVAILABLE INFORMATION

The Trust and the funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, NE, Washington, D.C. 20549 and at the Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

OWNERSHIP OF SHARES IN THE TRUST'S FUNDS

To the knowledge of the Trust, as of January 6, 2006, no person beneficially owned 5% or more of any fund's outstanding shares.

As of January 6, 2006, the Trustees and officers of each fund owned in the aggregate less than 1% of the outstanding shares of that fund.

                                        By order of the Board of Trustees,

                                        Wesley F. Hoag
                                        Secretary

February 6, 2006